Exhibit 99.2

Toyota Business Highlights Q1 FY2023 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for July 2022 came in at 13 . 4 M units, down from July 2021 at 14 . 8 M units . • Toyota U . S . reported July 2022 sales of 177 , 341 units, a decrease of 18 . 2 % on a daily selling rate (DSR) basis and 21 . 2 % on a volume basis versus July 2021 . • Toyota division posted July 2022 sales of 153 , 288 units, a decrease of 17 . 9 % on a DSR basis and 20 . 9 % on a volume basis versus July 2021 . • Lexus division posted July 2022 sales of 24 , 053 units, a decrease of 19 . 9 % on a DSR basis and 22 . 8 % on a volume basis versus July 2021 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 0 50 100 150 200 250 300 6 11 16 21 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales July 2017 - July 2022 SAAR Toyota U.S. Sales 153,288 24,053 Toyota Division Lexus Division Toyota U.S. July 2022 Vehicle Sales Jul-22 Jul-21 Jul-22 Jul-21 RAV4 37,749 41,145 Corolla 18,206 25,778 Camry 25,119 32,959 Tacoma 23,917 23,588 Highlander 12,529 24,673 Toyota U.S. July Vehicles Sales Toyota Division Top 5 Models Jul-22 Jul-21 Jul-22 Jul-21 RX 9,677 11,307 ES 3,926 4,669 NX 4,433 6,827 IS 1,948 2,795 GX 2,570 2,607 Toyota U.S. July Vehicles Sales Lexus Division Top 5 Models TMC Consolidated Financial Performance Q1 FY23 Q1 FY22 Sales Revenues ¥8,491,116 ¥7,935,558 Operating income 578,655 997,489 Net income attributable to TMC 736,820 897,832 TMC Consolidated Balance Sheet Q1 FY23 Q1 FY22 Current assets ¥25,304,067 ¥21,424,490 Receivables related to financial services 16,163,485 12,739,826 Investments and other assets 17,551,395 15,928,818 Property, plant and equipment, net 12,916,244 11,558,015 Total assets ¥71,935,191 ¥61,651,149 Liabilities ¥43,626,648 ¥36,634,248 Shareholders' equity 28,308,543 25,016,901 Total liabilities and shareholders' equity ¥71,935,191 ¥61,651,149 Yen in billions Operating Income by Geographic Region Q1 FY23 Q1 FY22 Japan ¥337 ¥519 North America 15 249 Europe 20 30 Asia 213 167 Other‡ 46 65 Elimination (51) (32) Yen in millions Production (units) Q1 FY23 Q1 FY22 Japan 802 1,025 North America 452 519 Europe 201 199 Asia 372 324 Other‡ 109 112 Sales (units) Q1 FY23 Q1 FY22 Japan 403 500 North America 635 661 Europe 248 281 Asia 361 365 Other‡ 367 340 Units in thousands

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $170 million for the first quarter of fiscal 2023, compared to $921 million for the same period in fiscal 2022. The decrease in net income for the first quarter of fiscal 2023, compared to the same period in fiscal 2022, was primarily due to a $462 million decrease in investment and other income, net, a $277 million increase in interest expense, a $168 million decrease in total financing revenues, and a $81 million increase in provision for credit losses, partially offset by a $216 million decrease in provision for income taxes, and a $32 million decrease in depreciation on operating leases. • We recorded a provision for credit losses of $78 million for the first quarter of fiscal 2023, compared to a benefit for credit losses of $3 million for the same period in fiscal 2022. The increase in the provision for credit losses for the first quarter of fiscal 2023, compared to the same period in fiscal 2022, was due to the expected credit losses in our retail loan portfolio, partially offset by the continued improved dealer financial performance. • Net charge - offs as a percentage of average finance receivables for the first quarter of fiscal 2023 increased to 0.33 percent from 0.19 percent for the same period in fiscal 2022. Our average finance receivables loss severity per unit for the first quarter of fiscal 2023 increased to $10,588 from $8,417 in the first quarter of fiscal 2022. The increase in net charge - offs and loss severity per unit were due to higher average amounts financed, a higher percentage of used vehicles financed, and higher delinquencies. Our default frequency as a percentage of outstanding finance receivable contracts was relatively consistent at 0.83 percent for the first quarter of fiscal 2023, compared to 0.85 percent in the same period in fiscal 2022. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and Mazda vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ c ommercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 9 billion to $ 17 . 9 billion during the first quarter of fiscal 2023 , with an average outstanding balance of $ 17 . 2 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES In July 2022, with a striking debut, Toyota is reimagining the full - size sedan with the all - new 2023 Toyota Crown. Built to deli ver an intuitive driving experience, this new premium sedan brings powerful acceleration and confident handling, along with supreme comfort for a sophisticated ri de, all wrapped in a bold new design. It is also the first Toyota sedan to offer the HYBRID MAX System, Toyota’s performance hybrid with power that dri ver s will feel. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Bob Barish | Funding & Liquidity Analyst (469) 486 - 5598 bob.barish@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee, MBA | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 55.9% 53.5% Q1 FY22 Q1 FY23 TMCC - Market Share 1 Q1 FY22 Q1 FY23 54 6 101 93 8 36 0 50 100 150 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened Q1 FY22 Q1 FY23 192 126 154 175 124 63 0 100 200 300 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q1 FY22 Q1 FY23 0.32% 0.19% 0.33% 0.00% 0.25% 0.50% Q1 FY21 Q1 FY22 Q1 FY23 Net Charge - offs as a Percentage of Average Finance Receivables 17.0 17.5 67.5 64.4 25.0 28.9 $0 $20 $40 $60 $80 $100 $120 Q1 FY22 Q1 FY23 Amount ($billions) TMCC Consolidated Financial Liabilities (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper TMCC Financial Performance Q1 FY22 Q1 FY23 Total financing revenues $2,999 $2,831 Income before income taxes 1,188 221 Net Income 921 170 Debt-to-Equity Ratio 6.6x 6.1x U.S. dollars in millions